COMMERCIAL GUARANTY



      Principal  Loan Date  Maturity  Loan No     Call   Collateral  Account  Officer   Initials

                                                   62        24                 SSJ15

      References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.


      Borrower:    Anthony R. Pierno   Lender:   Charter National Bank-Houston
                   (SSN: ###-##-####)            Westheimer
                   5374 Tilbury Drive            P.O. Box 4525
                   Houston, TX  77056            Houston, TX  77210-4525

      Guarantor:   MAXXAM, INC.
                   2600 SAN FELIPE
                   HOUSTON, TX 77057



     AMOUNT OF GUARANTY. This is a guaranty of payment of the Note, including without limitation the principal Note amount of One Hundred Fifty Thousand & 00/100 Dollars ($150,000.00).

     GUARANTY. For good and valuable consideration, MAXXAM, INC. ("Guarantor") absolutely and unconditionally guarantees and promises to pay to Charter National Bank-Houston ("Lender") or its order, in legal tender of the United States of America, the Indebtedness (as that term is defined below) of Anthony R. Pierno ("Borrower") to Lender on the terms and conditions set forth in this Guaranty.

     DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:

          Borrower:  The word "Borrower" means Anthony R. Pierno.

          Guarantor:  The word "Guarantor" means MAXXAM, INC.

          Guaranty: The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated January 28, 1994.

          Indebtedness. The word "Indebtedness" means the Note, including (a) all principal, (b) all interest, (c) all late charges, (d) all loan fees and loan changes, and (e) all collection costs and expenses relating to the Note or to any collateral for the Note. Collection costs and expenses include without limitation all of Lender's attorneys' fees and Lender's legal expenses, whether or not suit is instituted, and attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services.

          Lender. The word "Lender" means Charter National Bank-Houston, its successors and assigns.

          Note. The word "Note" means the promissory note or credit agreement dated January 28, 1994, in the original principal amount of $150,000.00 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancing of, consolidations of, and substitutions for the promissory note or agreement. Notice to Guarantor: The Note evidences a revolving line of credit from Lender to Borrower.

          Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, execution in connection with the Indebtedness.

     MAXIMUM LIABILITY. The maximum liability of Guarantor under this Guaranty shall not exceed at any one time the amount of the Indebtedness described above, plus all costs and expenses of (a) enforcement of this Guaranty and (b) collection and sale of any collateral securing this Guaranty.

     The above limitation on liability is not a restriction on the amount of the Indebtedness of Borrower to Lender either in the aggregate or at any one time. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, the rights of Lender under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. The liability of Guarantor will be the aggregate liability of Guarantor under the terms of this Guaranty and any such other unterminated guaranties.

     NATURE OF GUARANTY. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reasons of acceleration or otherwise, of all Indebtedness within the limits set forth in the preceding section of this Guaranty. This Guaranty covers a revolving line of credit and guarantor understands and agrees that this guarantee shall be open and continuous until the line of credit is terminated and the Indebtedness is paid in full, as provided below.

     DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation receivable by Lender from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. This Guaranty covers a revolving line of credit and it is specifically anticipated that fluctuations will occur in the aggregate amount of Indebtedness owing from Borrower to Lender. Grantor specifically acknowledges and agrees that fluctuations in the amount of Indebtedness, even to zero dollars ($0.00), shall not constitute a termination of this Guaranty.
     Guarantor's liability under this Guaranty shall terminate only upon (a) termination in writing by Borrower and Lender of the line of credit, (b) payment of the Indebtedness in full in legal tender, and (c) payment in full in legal tender of all other obligations of Guarantor under this Guaranty.

     GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, without notice or demand and without lessening or otherwise affecting Guarantor's liability under this Guaranty, from time to time: (a) to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (b) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (c) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, fall or decide not to perfect; and release any such security, with or without the substitution of new collateral; (d) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (e) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (f) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (g) to sell, transfer, assign, or grant participations in all or any part of the Indebtedness; and (h) to assign or transfer this Guaranty in whole or in part.

     GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representation or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has not and will not, without the prior written consent of Lender, sell lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets*, or any interest therein; (d) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; (e) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender**, and all such financial information provided to Lender is true and correct in all material respects and fairly presents the financial condition of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor since the date of the financial statements; and (f) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

     GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (a) to continue lending money or to extend other credit to Borrower; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations;
     (c) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (d) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (e) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (f) to pursue any other remedy within Lender's power; or (g) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

     If now or hereafter (a) Borrower shall be or become insolvent, and (b) the Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

     Guarantor waives all rights of Guarantor under Chapter 34 of the Texas Business and Commerce Code. Guarantor also waives any and all rights or defenses arising by reason of (a) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (b) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (c) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (d) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (e) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced there is outstanding Indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or
     (f) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of enforcement of this Guaranty.

     Guaranty further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

     GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

     LENDER'S RIGHT OF SETOFF. In addition to all liens upon and rights of setoff against the moneys, securities or other property of Guarantor given to Lender by law, Lender shall have, with respect to Guarantor's obligations to Lender under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a right of setoff against, and Guarantor hereby assigns, conveys, delivers, pledges, and transfers to Lender all of Guarantor's right, title and interest in and to, all deposits, moneys, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding however all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to Guarantor. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or to enforce such security interest or by any delay in so doing. Every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Lender.

     SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

     MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

          Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

          Applicable Law. This Guaranty has been delivered to Lender and accepted by Lender in the State of Texas. If there is a lawsuit, and if the transaction evidenced by this Guaranty occurred in Harris County, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of Harris County, State of Texas. This Guaranty shall be governed by and construed in accordance with the laws of the State of Texas and applicable Federal laws.

          Attorneys' Fees. In addition to the amount of this Guaranty set forth above, Lender may hire an attorney to help enforce this Guaranty if Guarantor does not pay, and Guarantor will pay all of Lender's attorneys' fees assessed by the court. Guarantor also will pay Lender all other amounts actually incurred by Lender as court costs, lawful fees for filing, recording, or releasing to any public office any instrument securing this Guaranty; the reasonable cost actually expended for repossessing, storing, preparing for sale, and selling any security; and fees for noting a lien on or transferring a certificate of title to any motor vehicle offered as security for this Guaranty.

          Notices. All notices required to be given by either party to the other under this Guaranty shall be in writing and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

          Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

          Waiver. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     GUARANTOR'S REPRESENTATIONS AND WARRANTIES. *Except to an affiliate or to another assignee or transferee which agrees to become substitute Guarantor of this Guaranty and to assume all of the obligations of Guarantor set forth in this Guaranty. **It is recognized that Guarantor is a corporation with securities traded on a national securities exchange and, as such, is governed by the Securities Exchange Act of 1934 as amended (the "Act"). It is agreed that financial information as filed by the Guarantor pursuant to the Act is deemed to be (i) adequate information and (ii) in a form acceptable to Lender for the purposes of this provision.

     EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED JANUARY 28, 1994.

     GUARANTOR:

     MAXXAM, INC.

     By:/s/ Charles Hurwitz
        CHARLES HURWITZ
        PRESIDENT AND CHIEF EXECUTIVE OFFICER




     January 28, 1994


     Charter National Bank-Houston
     P. O. Box 4525
     Houston, Texas 772104525

     RE: Collateral assignment of certain contract rights.

     Gentlemen:

          Concurrently with the execution of this letter agreement, Charter National Bank-Houston (the "Bank") has extended by renewal a personal line of credit (the "Line of Credit") to Anthony R. Pierno ("Pierno") in the principal amount of $150,000.00 pursuant to that certain promissory note of even date herewith (the "Note" which term as used herein shall include any and all renewals, extensions and modifications of the Note, if any). To secure payment of the Note, and any and all indebtedness, obligations liabilities Pierno arising in connection therewith, Pierno has granted, assigned and conveyed to the Bank a first lien and security interest in and to any bonus or similar payments which are to be paid to Pierno (the "Bonus") by MAXXAM, Inc. ("MAXXAM") at any time there is any indebtedness outstanding on the Note pursuant to that certain Employment Agreement dated May 23, 1990, by and between MAXXAM and Pierno (the "Employment Agreement" a copy of which is attached hereto as Exhibit A). The Bank's first lien and security interest in the Bonus shall include any bonus and/or severance payments (as defined herein below) that may be made to Pierno in the event of termination of Pierno's employment in accordance with Section 8 of the Employment Agreement. If Pierno's employment is terminated, Pierno agrees that if any bonus and/or severance payments to which he may be entitled under the Employment Agreement are less than the Payoff Amount, the entire amount of such payments shall be paid to the Bank in partial satisfaction of the Note.

          MAXXAM hereby acknowledges that the Bank has been granted a first lien and security interest in and to the Bonus. Prior to payment of the Bonus to Pierno, MAXXAM shall contact the Bank to determine the amount necessary to satisfy and discharge the Note in full (the "Payoff Amount"). In accordance with the Bank's instructions, Pierno hereby authorizes and instructs MAXXAM, and MAXXAM agrees, to deduct the Payoff Amount from the Bonus and to remit such Payoff Amount in immediately available funds directly to the Bank. The payment may be accomplished in such other manner as may be mutually agreeable between Pierno and the Bank, for example, by MAXXAM making a direct deposit of the full bonus amount to Pierno's account with the Bank when assured by the Bank that Bank holds Pierno's check or other instrument satisfactory to the Bank drawn against the account in the Payoff Amount. Upon payment of the Payoff Amount and discharge of the Note, the Line of Credit shall terminate and the Note shall be returned to Pierno marked "Paid in Full."

          Pierno and MAXXAM jointly and severally represent and warrant to the Bank that, as of the date hereof, (i) the base salary payable to Pierno under the Employment Agreement for the calendar year of 1994 is $331,511,00; (ii) the total directorship fees, if any, to paid to Pierno for calendar year of 1994 do not exceed $75,000.00; (iii) to the best of our knowledge, there is no event that warrants, or the passage of the time will warrant, termination of Pierno's employment; and (iv) there has been no amendment or modification, either oral or written, to the terms and provisions of the Employment Agreement.

          This letter agreement shall be and remain in full force and effect until all of Pierno's obligations under the Note and all documents have been satisfied.



                                             Anthony R. Pierno


                                             MAXXAM Inc.


                                             By:
                                             Name: Charles E. Hurwitz
                                             Title: Chairman of the Board,
                                                    President and
                                                    Chief Executive Officer

     AGREED TO AND ACCEPTED
     this ____ day of January, 1994

     CHARTER NATIONAL BANK-HOUSTON

     By:___________
     Name:_________
     Title:________



                            NOTICE OF FINAL AGREEMENT
        Principal     Loan Date      Maturity       Loan No         Call       Collateral      Account        Officer       Initials


       $150,000.00    01-28-1994    01-28-1995     54656-003         62            24                          SSJ15
      ReferencesintheshadedareaareforLender'suseonlyanddonotlimittheapplicabilityofthisdocumenttoanyparticular
      loan or item.




       Borrower:  Anthony R.Pierno    Lender:  Charter National Bank-Houston        (SSN: ###-##-####)
                  5374 Tilbury Drive           P.O. Box 4525
                  Houston, TX 77056            Houston, TX  77210



     THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
     CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     As used in this Notice, the following terms have the following meanings:

          Loan: The term "Loan" means the following described loan: a Chapter 4 non-precomputed Variable Rate (2.000% over Charter National Bank - Houston Base, with an interest rate ceiling of 18.000%, making an initial rate of 9.250%), Nondisclosable Revolving Line of Credit Loan to an individual for $150,000.00 due on January 28, 1995. This is a secured renewal of the following described indebtedness: PROMISSORY NOTE DATED JANUARY 28, 1993 IN THE PRINCIPAL AMOUNT OF $150,000.00 EXECUTED BY ANTHONY R. PIERNO PAYABLE TO THE ORDER OF CHARTER NATIONAL BANK HOUSTON.

          Parties. The term "Parties" means Charter National Bank-Houston and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

               Borrower:   Anthony R. Pierno
               Guarantor:  MAXXAM Inc.

          Loan Agreement. The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

               Corporate Res. to Guarantee/Grant Coll.
               Promissory Note / Change in Terms Agr.
               Commercial Guaranty
               Security Agreement
               Assignment of Life Insurance
               UCC - 1
               Disbursement Request and Authorization
               Notice of Final Agreement
               Insurance Policy Verification

     This Notice of Final Agreement is given by Charter National Bank-Houston pursuant to Section 26.02 of the Texas Business and Commerce
     Code. Each Party who signs below, other than Charter National Bank-Houston, acknowledges, represents, and warrants to Charter National Bank-Houston that it has received, read and understood this Notice of Final Agreement. This Notice is dated January 28, 1994.

     BORROWER:


     Anthony R. Pierno


     GUARANTOR:
     MAXXAM, INC.

     By:________
          CHARLES HURWITZ, PRESIDENT AND CHIEF EXECUTIVE OFFICER

     LENDER:
     Charter National Bank-Houston

     By:________
          Authorized Officer